PROMISSORY NOTE
                                   $ 3,750,000
                                              City,  State: TITUSVILLE, FL 32780
                                              Date: Month FEBRUARY 24, 1998

     FOR VALUE RECEIVED, the undersigned FIRST CHOICE AUTO FINANCE, INC., a FLORIDA corporation ("Borrower"), promises to pay to Manheim Automotive Financial Services, Inc.("Lender"), or order, at its place of business at 1400 Lake Hearn Drive, N.E., Atlanta, Georgia 30319, Attention: Manager of Operations or at such other place as may be designated in writing by the holder of this Promissory Note ("Note"), so much of the principal sum of THREE MILLION AND SEVEN HUNDRED FIFTY THOUSAND Dollars ($3,750,000), which has been advanced by Lender and remains outstanding pursuant to the terms of a Security Agreement dated as FEBRUARY 24, 1998 between Borrower and Lender (the "Security Agreement"), together with interest on the unpaid principal balance advanced hereunder from the date of the Advance until paid, at a fluctuating interest rate per annum equal to the Index Rate (as hereinafter defined), plus an applicable percentage as set forth below and provided, however, that amounts outstanding with respect to the following types of Advances cannot exceed the limits listed below:

                                                      Applicable
                                                      Percentage Rate
Types of Advances                   Amount            Over Index Rate
-----------------                   ------            ---------------
Advances for Inventory
Finance Loan                       $3,750,000              1.5%

     The initial Advance, all subsequent Advances and all payments made on account of principal may be reflected on monthly statements if provided by Lender to Borrower. The aggregate unpaid principal amount shown on any monthly statement shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any Advance on such monthly statement or provide such monthly statement, shall not, however, limit or otherwise affect the obligations of the Borrower under the Security Agreement or under this Note to repay the principal amount of the Advances together with all interest accruing thereon.

     "Index Rate" shall mean the rate quoted as the "Prime Rate" in the column entitled "Money Rates" published in The Wall Street Journal (in the event no such rate is published in The Wall Street Journal on such date, the Index Rate shall be the "Prime Rate" shown in such column for the most recent business day preceding the last business day of such month on which such rate was published) or, in the event The Wall Street Journal does not quote a "Prime Rate", the rate quoted as the "Prime Rate" in a publication as Lender may, from time to time, hereafter designate in writing. The Index Rate shall initially be determined by Lender as of the Business Day preceding the date of the Security Agreement and shall remain in effect for the remainder of such calendar month in which such date occurs; thereafter, the Index Rate shall be determined by Lender on the last Business Day of each month and the Interest Rate based on such Index Rate shall be in effect for the following month. Interest shall be calculated on the basis of a 360-day year for actual days elapsed.

     Principal and interest hereunder shall be due and payable by Borrower on the dates and in the manner as follows:

         (a) Subject to any payment changes resulting from changes in the Index Rate, Borrower will pay regular monthly installments of interest only, due as of each payment date, commencing on the fifteenth (15th) day of MARCH 1998, with all subsequent payments to be due on the fifteenth (15th) day of each month thereafter or such other dates as may be specified by the Lender; and

         (b)      Any Advance for a Vehicle shall be payable on the earliest of:

                    (i) forty-eight (48) hours from the time of sale or within twenty-four (24) hours from the time Borrower receives payment by or on behalf of the purchaser of such Vehicle; or

                    (ii) the Maturity Date (as defined  below) for such Advance;
                         or

                    (iii) the termination of the Security Agreement.

         (c) Payments of principal required from time to time if the Vehicle is subject to the Lender's curtailment program.

     The "Maturity Date" for any Advance shall mean the date upon which an Advance is due as determined by the Lender, provided however if no such date is specified by Lender then the advance shall be deemed due upon demand of Lender. Borrower may prepay at any time all or part of the principal balance under this Note without penalty. All principal and interest, costs and expenses due hereunder are payable in lawful money of the United States of America.

     This  Note  has  been  executed  and  delivered  pursuant  to the  Security
Agreement. Terms defined in the Security Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Security Agreement. Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder plus accrued interest shall, at the option of Lender, mature and be immediately due and payable. Any Advance in default shall bear interest at a rate equal to the Interest Rate plus three percent (3%) until paid in full.

     The obligations under this Note are secured by the Collateral pledged by the Borrower to the Lender pursuant to the Security Agreement.

     Borrower and all others who may become liable for all or any part of this obligation, hereby agree to be jointly and severally bound, and jointly and severally waive and renounce presentment, protest, demand and notice of dishonor and any and all lack of diligence or delays in collection or endorsement hereof, and expressly consent to any extension of time, release of any party liable for this obligation or any guaranty of this obligation, release of any security which may have been or which may hereafter be granted in connection herewith or any guaranty of this obligation, or any other indulgence or forbearance which may be made without notice to said party and without in any way affecting the liability of such party.

     Nothing contained herein nor in any transaction related hereto shall be construed or shall so operate either presently or prospectively (a) to require the payment of interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate or (b) to require the payment or the doing of any act contrary to law; but if any clause or provision herein contained shall otherwise so operate to invalidate this Note and/or the transaction related hereto, in whole or in part, then such clause(s) and provision(s) only shall be held for naught as though not contained herein and the remainder of this Note shall remain operative and in full force and effect.

     If for any reason interest in excess of the amount as limited in the foregoing paragraph shall have been paid hereunder, whether by reason of acceleration or otherwise, then in that event any such excess interest shall constitute and be treated as a payment of principal hereunder and shall operate to reduce such principal by the amount of such excess, or if in excess of the then principal indebtedness, such excess shall be refunded.

     The rights and remedies of Lender as provided in this Note or any document securing this Note shall be cumulative and concurrent, and may be pursued singly, successively or together against Borrower, any guarantor of these obligations or any security for the debt evidenced by this Note, at the discretion of Lender.

     The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection, to defend or enforce any of the Lender's rights hereunder or under any document securing this Note, whether or not litigation is commenced, Borrower shall pay to Lender its reasonable attorneys' fees, together with all court costs and other expenses which may be incurred or paid by Lender in connection therewith.

     Failure to exercise any right or option herein given to Lender shall not constitute a waiver of the right to exercise the same at a later time or upon the occurrence of any subsequent event permitting such exercise.

     This agreement shall be governed by the internal laws of the state of the principal place of business of the Borrower.

     This Note may not be changed, modified, amended or terminated orally, but may only be changed, modified, amended or terminated by an agreement in writing signed by both Borrower and Lender, except that this paragraph may not be changed, modified, amended or terminated under any circumstance.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

                                            FIRST CHOICE AUTO FINANCE, INC.
                                            a FLORIDA Corporation

                                            By:   /s/  Richard Todd
                                            -----------------------
                                            Name:  Richard Todd
                                            Title:  V.P. Special Projects

Acknowledged by:

/s/  Richard Todd
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